Exhibit  32.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Quarterly Report of LifeCell Corporation (the "Company") on Form 10-Q for the quarter ended March 31, 2004 filed with the Securities and Exchange Commission (the "Report"), Paul G. Thomas, Chief Executive Officer of the Company and Steven T. Sobieski, Chief Financial Officer of the Company, each hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the consolidated financial condition of the Company as of the dates presented and the consolidated result of operations of the Company for the periods presented.

Dated: April 27, 2004

                                                 /s/ Paul G. Thomas
                                             -----------------------------------
                                                 Paul G. Thomas
                                                 Chief Executive Officer

                                                 /s/ Steven T. Sobieski
                                             -----------------------------------
                                                 Steven T. Sobieski
                                                 Chief Executive Officer




     The foregoing certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code) and is not being filed as part of the Form 10-Q or as a separate disclosure document.

     A signed original of this written statement required by Section 906 has been provided to LifeCell Corporation and will be retained by LifeCell Corporation and furnished to the Securities and Exchange Commission or its staff upon request.


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